Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Wingspire Equipment Finance LLC 11720 AmberPark Drive Suite 500 Alpharetta, Georgia 30009

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of Wingspire Equipment Finance 2024-1. Wingspire Equipment Finance LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Wells Fargo Securities, LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 18, 2024, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business May 31, 2024, with respect to 88 equipment contracts (the “Initial Statistical Data File”). At your instruction, we randomly selected 40 equipment contracts from the Initial Statistical Data File (the “Sample Contracts”) that were indicated as “Actual” in the “Pro Forma vs. Actual” field on the Initial Statistical Data File.

Further, on August 5, 2024, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the “termination date” and “remaining contract term” for each of the equipment contracts set forth on the Initial Statistical Data File. At your instruction, we adjusted the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1. Contract number (informational purposes only) 2. Obligor name 3. Lease/loan type 4. Active date 5. Original term (months) 6. Billing cycle frequency 7. Customer state	8. Current payment amount 9. Equipment cost 10. Guaranteed residual value 11. Unguaranteed residual value 12. Termination date 13. Remaining contract term

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the lease agreement, master lease agreement, promissory note, equipment schedule or any amendments thereto (collectively, the “Agreement”).

With respect to our comparison of Characteristic 13., we recomputed the remaining contract term as the number of months between (i) May 31, 2024 and (ii) the “last cash rent payment date” (as set forth on or derived from the Agreement). We compared such recomputed values to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 10. and 11., differences of $1.00 or less are deemed to be “in agreement”;

•	with respect to our comparison of Characteristic 12., differences of 30 days or less are deemed to be “in agreement”; and

•

with respect to our comparison of Characteristic 13., for the Sample Contracts indicated in Appendix A, we did not perform any procedures with respect to the remaining contract term. Further, differences of 1 month are deemed to be “in agreement.”

The equipment contract documents referred to above and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Equipment Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 8, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 8, 2024 (Redacted).

In applying our agreed-upon procedures as outlined above, we did not perform any procedures with respect to Characteristic 13. for the following Sample Contracts:

[REDACTED]
[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 8, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in lease/loan type.

2	Two differences in original term.

3	Nine differences in customer state.

4	One difference in guaranteed residual value.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 8, 2024 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Agreement
1	[REDACTED]	Lease/loan type	$1BO	EFA
1	[REDACTED]	Lease/loan type	$1BO	EFA
2	[REDACTED]	Original term	61 months	58 months
2	[REDACTED]	Original term	54 months	58 months
3	[REDACTED]	Customer state	CA	TX
3	[REDACTED]	Customer state	CA	TX
3	[REDACTED]	Customer state	NC	WA
3	[REDACTED]	Customer state	NC	FL
3	[REDACTED]	Customer state	NY	MD
3	[REDACTED]	Customer state	MO	VA
3	[REDACTED]	Customer state	GA	DE
3	[REDACTED]	Customer state	UT	TX
3	[REDACTED]	Customer state	Manufacturing plant	NV
4	[REDACTED]	Guaranteed residual value	$694,130.49	$721,178.07

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.